UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2004

ODYSSEY HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	000-33267 (Commission File Number)	43-1723043 (I.R.S. Employer Identification Number)

717 North Harwood Street, Suite 1500
Dallas, Texas 75201
(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (214) 922-9711

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURE
Press Release

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release dated August 2, 2004.

Item 12. Results of Operations and Financial Condition.

On August 2, 2004, Odyssey HealthCare, Inc. (together with its subsidiaries, the “Company”) issued the press release attached hereto as Exhibit 99.1 announcing the quarterly consolidated financial results of the Company for the quarter ended June 30, 2004.

Limitation on Incorporation by Reference

In accordance with general instruction B.6 of Form 8-K, the information in this report furnished pursuant to Item 12 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSSEY HEALTHCARE, INC.
Date: August 2, 2004	By:	/s/ Douglas B. Cannon
Douglas B. Cannon
Senior Vice President and Chief Financial Officer